Amount of Debentures Subscribed for: $
                           Number of Warrants Issued:

                           GREENMAN TECHNOLOGIES, INC.


                             SUBSCRIPTION AGREEMENT

                                       for

                   The Purchase of 7% Convertible Subordinated
                     Debentures and Warrants of the Company


A. The undersigned hereby subscribes for and agrees to purchase $ of 7% Convertible Subordinated Debentures and warrants to purchase ___________ shares of common stock of GREENMAN TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"). The Debentures being offered are more fully described in the Confidential Term Sheet of the Company dated October 15, 1996 as amended by Supplements dated October 28, 1996, December 15, 1996 and January 8, 1997 and the Exhibits thereto, (the "Term Sheet"). The warrants being issued pursuant to the provisions of the Term Sheet (the "Warrants") shall each be exercisable for one share of the Company's common stock, $.01 par value per share, at an exercise price of $1.25 per share and shall be exercisable for a period of one year commencing on January __, 1997 and expiring at 5:00 pm Eastern Standard Time on January __, 1998. The undersigned shall receive one Warrant for each $2.00 invested in the Company through purchase of the Debentures. The undersigned agrees to pay a purchase price equal to the face value of the Debenture purchased. The undersigned herewith tenders to the Company the entire amount of such purchase price by wire transfer or by check made payable to the order of Barry Globerman, Esq.

B. The undersigned acknowledges that neither the Warrants nor the Debentures (the "Securities") have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state (i) that absent an exemption or registration under the Act, the Securities cannot be resold, and
(ii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the Act and applicable state laws, and that the Company's reliance upon such exemption is based in part upon the undersigned's representations, warranties and agreements contained in this Subscription Agreement.

         The offering (the "Offering") of Securities shall terminate on such date as may be determined by the Company and the Placement Agent (as defined herein) in their discretion (the "Termination Date"), unless sooner terminated by reason of the sale of all the Securities prior to such time. The Company and the Placement Agent have the right, in their discretion, to accept or reject any subscription.

C. Anything herein to the contrary notwithstanding, the Company agrees to register the shares of Common Stock issuable upon conversion or exercise of the Securities in accordance with the following terms and conditions:

         (1) The Company will within thirty (30) days of the date of this Agreement file pursuant to the Act a registration statement on Form S-3 or equivalent form with respect to the Company Common Stock issuable upon conversion or exercise of the Securities, and the Company will use its best efforts to cause such registration to become and remain effective on or before March 26, 1997 (including the taking of such steps as are necessary to obtain the removal of any stop order), provided that the undersigned shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. All costs and expenses of the registration statement shall be borne by the Company, except that the undersigned shall bear the fees of his or her own counsel and any underwriting discounts or commissions applicable to any of the securities sold by them. The Company shall supply prospectuses, and such other documents as the undersigned may request in order to facilitate the public sale or other disposition of the Company Common Stock and use its best efforts to register and qualify any of the Company Common Stock for sale in such states as the undersigned designates.

         (2) The Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to the state therein of a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall reimburse the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.

         (3) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof or (ii) the Distributing Holder's failure to deliver a prospectus as required under applicable federal or state securities laws. The Distributing Holders shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         (4) Promptly after receipt by an indemnified party under this Section C of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section C.

         (5) In case any such action is brought against any indemnified party, and it notified an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section C for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (6) The obligations of the Company under this Section C to register the Company Common Stock shall expire and terminate on the earlier of (i) two years from the Termination Date or (ii) at such time as the Distributing Holder shall be entitled to sell such securities without restriction and without a need for the filing of a registration statement under the Act, including, without limitation, for any resales of "Restricted Securities" made pursuant to Rule 144 as promulgated by the SEC, or a sale made pursuant to Sections 4(1) and/or 4(2) under the Act.

         (7) In the event that the registration statement referenced in paragraph (C)(1) is not declared effective by the Commission on or before March 26, 1997, and provided that the undersigned is not a U.S. Person as that term is defined under Regulation S of the Act, the undersigned, may at its option, (a) convert the principal amount and accrued interest of the Debenture into shares of Company Common Stock in accordance with the terms of the Debenture and (b) exercise the Warrants in accordance with the terms thereof. Such shares will be deemed to have been issued pursuant to Regulation S and shall be transferable in accordance with the provisions of Regulation S and paragraph 8 below.

         (8) Upon the conversion of any Debenture or the exercise of any Warrant by a person who is a non-U.S. Person, the Company shall instruct its transfer agent to issue certificates without restrictive legend in the name of the undersigned (or its nominee (being a non-U.S. Person) or such non-U.S. Person as may be designated by the undersigned prior to the closing) and in such denominations to be specified at conversion or exercise representing the number of shares of Common Stock issuable upon such conversion or exercise, as applicable. The Company warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the certificates until the end of the Restricted Period have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of the Company. Nothing in this paragraph 8, however, shall affect in any way the undersigned's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

D. If at any time within two (2) weeks of the date of this Agreement, the Company seeks to sell for cash any shares of its Common Stock or its promissory notes to a third party, the Company shall provide the undersigned with notice of same. The undersigned shall have the right within five (5) business days of its receipt of the notice pursuant to this provision to purchase an amount of Debentures and Warrants equal to the amounts subscribed for hereunder with the same terms and conditions as set forth herewith.

E. In order to induce the Company to accept this Subscription Agreement, the undersigned represents and warrants to the Company and H.J. Meyers & Co., Inc. (the "Placement Agent") as follows:

         (l) The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part in the discretion of the Company or the Placement Agent, and (ii) this Subscription Agreement, unless properly revoked before acceptance, shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligations in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept the undersigned's subscription, or if the Offering is terminated for any reason, the undersigned's payment will be returned to him without interest or deduction.

         (2) The undersigned has read carefully this Subscription Agreement and the Term Sheet (including the Exhibits annexed thereto) and, to the extent necessary, has discussed the representations, warranties and agreements which the undersigned makes by signing it, and the applicable limitations upon the undersigned's resale of the Securities with his or its counsel.

         (3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Securities, or any recommendation or endorsement of the offering of the Securities. Any representation to the contrary is a criminal offense.

         (4) The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and shall not make any sale, transfer or other disposition of the Securities without registration under the Act and applicable state securities laws unless an exemption from registration is available under those laws.

         (5) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive.

         (6) The undersigned, if an individual, has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Securities.

         (7) The undersigned is an "accredited investor" as that Term is defined in Section 501(a) under Regulation D promulgated by the Securities and Exchange Commission under the Act which definition is attached hereto. The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

         (8) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

         (9) The undersigned, together with any purchaser representatives of the undersigned (as identified herein) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

         (10)  The undersigned has received and read the Term Sheet.

         (11) The undersigned has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Term Sheet or such other information as the undersigned desired in order to evaluate the investment, and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment. Notwithstanding the foregoing, the only information upon which the undersigned has relied in making the investment decision is that set forth in the Term Sheet and the exhibits thereto. The undersigned acknowledges that the undersigned has received no representations or warranties from the Company and its employees or the Placement Agent and its employees other than as set forth in the Term Sheet.

         (12) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

         (13) The undersigned has accurately completed the Qualified Purchaser Questionnaire provided herewith and has executed such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

         (14) The undersigned understands that even if the Company is a "reporting company" under the Securities Exchange Act of 1934, as amended, the provisions of Rule 144 promulgated under the Act to permit resales of the Securities are not available for at least two (2) years from the date the Securities are paid for and accepted, there can be no assurance that the conditions necessary to permit routine sales of the Securities under Rule 144 will ever be satisfied, that such sales required that the Company be current in filing periodic reports under the Securities Exchange Act of 1934, and, if Rule 144 should become available, sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other registration exemption will be required. The undersigned understands that, except as set forth in this Subscription Agreement, the Company is under no obligation to the undersigned to register the Securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the resale of the Securities without registration.

         (15)(a) The undersigned understands that as of the date of this agreement, none of the Securities have been registered under the Act, or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the Act and applicable sate securities laws or an exemption from registration is available. The certificate(s) representing the Securities will bear the following legend until (i) such securities shall have been registered under the Act and effectively disposed of in accordance with the registration statement; or (ii) such Securities may be sold pursuant to an exemption from the registration requirements of the Act:

"THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE"1933 ACT"),

AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATIONS OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO
REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT."

         (b) The undersigned understands that in the absence of registration by the Company, the Securities will not be, and the undersigned will have no rights to require that the Securities be registered under the 1933 Act or any state securities laws; there will be no public market for the Securities and there is no assurance one will develop in the future; the undersigned may have to hold the Securities indefinitely and it may not be possible for the undersigned to liquidate its investment in the Company; and the undersigned should not purchase any Securities unless it can afford a complete loss of its investment and bear the burden of such loss for an indefinite period of time.

         (16) In the event that the undersigned is not a U.S. Person (as defined in Section 902(o) of Regulation S of the Act, it hereby acknowledges the additional representations in Exhibit A attached hereto.

         F. If at any time prior to acceptance of the subscription for the Securities of the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice to the Company and the Placement Agent specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected.

         G. The Company represents and warrants to the undersigned as follows:

         (a) The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on NASDAQ. Seller has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material).

         (b) The Company has furnished the undersigned with copies of its most recent reports, as amended, filed under the Exchange Act referred to in paragraph (a) above, and such other publicly available documents as requested by the undersigned.

         (c) The issuance, sale and delivery of the Securities have been duly authorized by all required corporate action on the part of the Company, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Debentures and exercise of the Warrants, as applicable, has been duly and validly reserved for issuance and, upon issuance in accordance with the respective terms of the Securities shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non- U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of the Company.

         (d) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         (e) The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

         (f) The Company is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities and the Common Stock issuable upon conversion or exercise thereof to persons who are non- U.S. Persons, as contemplated by this Agreement.

         H. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to its conflict of law principles. Any dispute which may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in The Commonwealth of Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of The Commonwealth of Massachusetts and of the federal courts in The Commonwealth of Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company and the Placement Agent.

         I. The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or the undersigned's purchase of the Securities.

         J. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company and the Placement Agent, and their respective shareholders, officers, directors, affiliates, "controlling persons", agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire. The undersigned acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the Act in reliance upon the exemption pursuant to Section 4(2) of the Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting the undersigned's Subscription Agreement.

         K. Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether verbal or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
         Agreement on this _______ day of ______________, 1997.

$
Debentures Subscribed For                         Warrants Subscribed for

Manner in which Title is to be held (Please Check One):

1.        / /     Individual                        7.       / /      Trust/Estate/Pension or Profits
                                                                       Sharing Plan
                                                                       Date Opened:

2.       / /      Joint Tenants With                 8.       / /      As a Custodian for
                  Right of Survivorship

3.       / /      Community Property
                                                                       Under the Uniform Gift to Minors
                                                                       Act of the State of
4.       / /      Tenants in Common

5.       / /      Corporate/Partnership              9.       / /      Married with Separate Property

6.       / /      IRA                                10.      / /      Keogh



INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 11.
SUBSCRIBERS THAT ARE ENTITIES MUST COMPLETE PAGE 12.


                                            Name of Purchaser


                                            Registered Representative

     Please indicate whether or not you or any member of your immediate family is affiliated with any member of the National Association of Securities Dealers, Inc. A member of your immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extent by the subscriber.


Check One:        / / No Affiliates         / /  Affiliated with (explain)

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON



Exact Name in Which Title is to be Held



(Signature)
(If joint Tenant or Tenants in Common, both persons must sign and this page must contain all information for both persons).



Name (Please Print)



Residence: Number and Street



City                       State                              Zip Code



Telephone Number



Social Security Number


ACCEPTED this             day of              , 1997, on behalf of the Company.

                                               GREENMAN TECHNOLOGIES, INC.


                                               By:

                                               Name:

EXECUTION BY SUBSCRIBER THAT IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)



Name of Entity (Please Print)



Address of Principal Office of Entity


(seal)                                   BY:

                                         TITLE:

Attest:
                  (If Entity is a Corporation)



                                            Address



                                            Telephone Number



                                            Taxpayer Identification Number


ACCEPTED, this         day of         , 1997, on behalf of the Company.

                                          GREENMAN TECHNOLOGIES, INC.


                                          By:

                                          Name:

                                                                     EXHIBIT A

                           GREENMAN TECHNOLOGIES, INC.

               ADDITIONAL REPRESENTATIONS MADE BY NON-U.S. PERSONS


         In connection with the purchase and sale of the Debentures and the Warrants, the Undersigned represents and warrants to, and covenants and agrees with the Company as follows:

         1. The Undersigned is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. The Undersigned is not, and on the closing date will not be an affiliate of the Company;

         2. At the time the buy order was originated, the Undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

         3. No offer to purchase the Debentures, the Warrants or the common stock of the Company issuable upon conversion of the Debentures or exercise of the Warrants (collectively, the "Securities"), was made by the Undersigned in the United States;

         4. The Undersigned is purchasing the Securities for its own account and the Undersigned is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

         5. All offers and sales of any of the Securities by the Undersigned prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by the Undersigned to, or for the account or benefit of, a U.S. Person or within the United States until after March 25, 1997 (the
"Restricted Period"), as certified by the Undersigned to the Company, and thereafter only pursuant to a Registration Statement or an applicable exemption therefrom;

         6. The transactions contemplated by this Agreement (a) have not been and will not be pre-arranged by the Undersigned with a purchaser located in the United States or a purchaser which is a U. S. Person, and (b) are not and will not be part of a plan or scheme by the Undersigned, to evade the registration provisions of the 1933 Act;

         7. The Undersigned understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Undersigned set forth herein in order to determine the applicability of such exclusions and the suitability of the Undersigned and any purchaser from the Undersigned to acquire the Securities;

         8. The Undersigned shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or a person receiving a selling concession, fee or other remuneration in respect of any of the Securities, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchase stating that the purchaser is subject to the same restrictions on offers and sales as the Undersigned pursuant to Section 901(c)(2)(iv) of Regulation S;

         9. The Undersigned has not conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has the Undersigned conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

         10. This Agreement has been duly authorized, validly executed and delivered on behalf of the Undersigned and is a valid and binding agreement in accordance with its terms, subject of general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

         11. The execution and delivery of this Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Undersigned of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the Undersigned of any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Undersigned is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Undersigned or any of its properties or assets;

         12. All invitations, offers and sales or in respect of, any of the Securities, by the Undersigned and any distribution by the Undersigned of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by the Company with any regulatory authority or stock exchange in any country or any political sub-division of any country;

         13. The Undersigned will not make any offer or sale of the Securities by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon the Company any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

         14. Neither the Undersigned nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

ACKNOWLEDGED AND AGREED BY PURCHASER:



Signature


Printed Name & Title (if applicable)